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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  October 6, 2004
(Date of earliest event reported)

                    Banc of America Mortgage Securities, Inc.
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             (Exact name of registrant as specified in its charter)

    Delaware                    333-118843                       36-4514369
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(State or other            (Commission File No.)                IRS Employer
 jurisdiction of                                             Identification No.)
 incorporation)

  201 North Tryon Street, Charlotte, North Carolina               28255
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    Address of principal executive offices                      (Zip Code)

Registrant's telephone number, including area code        (704) 387-8239


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.      Other Events

                Attached as an exhibit are Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letter.

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ITEM 9.01      Financial Statements and Exhibits

               (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.           Description
-----------------     ------------------------------------
       (99)           Collateral Term Sheets prepared by Banc of America
                      Securities LLC in connection with Banc of America
                      Alternative Loan Trust 2004-10 Mortgage Pass-Through
                      Certificates, Series 2004-10

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                Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BANC OF AMERICA MORTGAGE SECURITIES, INC.

October 6, 2004

                                      By:   /s/ Judy Lowman
                                            -----------------
                                            Judy Lowman
                                            Vice President

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                                INDEX TO EXHIBITS

                                                                 Paper (P) or
Exhibit No.    Description                                       Electronic (E)
-----------    ----------------------------------------------    --------------
   (99)        Collateral Term Sheets prepared                   E
               by Banc of America Securities LLC
               in connection with Banc of America Alternative
               Loan Trust 2004-9 Mortgage Pass-
               Through Certificates, Series 2004-10

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